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                                                                  EXHIBIT 10.2.3


               SECOND AMENDMENT TO CREDIT AGREEMENT AND CONSENT
               ------------------------------------------------


     THIS SECOND AMENDMENT TO CREDIT AGREEMENT AND CONSENT ("this Amendment") dated as of April 17, 2000 is entered into by HIBBETT SPORTING GOODS, INC., a Delaware corporation, HIBBETT TEAM SALES, INC., an Alabama corporation, and SPORTS WHOLESALE, INC., an Alabama corporation (together referred to as the "Borrowers"), and AMSOUTH BANK, an Alabama banking corporation (the "Lender").


                                 Recitals
                                 --------

     A. The Borrowers and the Lender have previously entered into that certain Credit Agreement dated as of November 5, 1998 as amended by a First Amendment thereto dated as of November 17, 1999 (as amended, the "Credit Agreement"). Capitalized terms not otherwise herein defined shall have the meanings given them in the Credit Agreement.

     B. The Borrowers have requested and the Lender has agreed to enter into certain amendments to the Credit Agreement, as set forth herein.

                                 Agreement
                                 ---------

     NOW, THEREFORE, in consideration of the foregoing recitals and in further consideration of the mutual agreements set forth herein, the Borrowers and the Lender hereby agree as follows:

     1.  Recitals.  The recitals hereinabove are hereby incorporated by this
         --------
reference as if fully set forth herein.

     2.  Rules of Construction.  This Amendment is subject to the rules of
         ---------------------
construction set forth in Section 1.1 of the Credit Agreement.

     3.  Representations and Warranties of Borrowers.  Each of the Borrowers
         -------------------------------------------
represents and warrants to the Lender as follows:

          (a) Representations and Warranties in Loan Documents.  All of the
              ------------------------------------------------
     representations and warranties set forth in the Loan Documents are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date.
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          (b) No Default.  Each of the Borrowers is in compliance in all
              ----------
     material respects with all the terms and provisions set forth in the Loan Documents on its part to be observed or performed, and, no Event of Default, nor any event that upon notice or lapse of time or both would constitute such an Event of Default, has occurred and is continuing.

     4.  Amendments to Credit Agreement.  The Credit Agreement is hereby amended
         ------------------------------
as follows:

          (a) The defined term "Change of Control" is hereby added to the Credit Agreement and shall read as follows:

              Change of Control shall mean (i) the persons listed on Exhibit G
              -----------------                                      ---------
          hereto shall cease to be the "beneficial owner" (within the meanings of Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934) of securities of Hibbett representing thirty percent (30%) or more of the combined voting power of the then outstanding securities of Hibbett, or (ii) any Person or "group" (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934), shall, directly or indirectly, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise, other than the persons listed on Exhibit G hereto, have become, after April 17, 2000,
                            ---------
          the "beneficial owner" of securities of Hibbett representing 25% or more of the combined voting power of the then outstanding securities of Hibbett ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors, assuming the conversion, exchange or exercise into or for voting stock of all outstanding shares so convertible, exchangeable or exercisable, or (iii) the members of the Board of Directors of Hibbett shall cease to consist of a majority of the individuals (y) who constituted the Board of Directors as of April 17, 2000 or (z) who shall have become members thereof subsequent to April 17, 2000 after having been nominated, or otherwise approved in writing, by at least a majority of individuals who constituted the Board of Directors of Hibbett as of April 17, 2000. For purposes of this definition, "voting power" shall be determined with reference to the then outstanding securities of Hibbett ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors, assuming the conversion, exchange or exercise into or for voting stock of all outstanding securities of Hibbett so convertible, exchangeable or exercisable.

          (b) Section 8.1(j) of the Credit Agreement is hereby amended to read, in its entirety, as follows:

              (j) (1) the occurrence of a Change of Control, or (2) Hibbett ceases to beneficially own and control not less than the same percentage ownership of any Subsidiary from the time such Subsidiary becomes a Participating Entity;

                                       2
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          (c) Exhibit G of the Credit Agreement is hereby replaced with Revised
              ---------                                                 -------
     Exhibit G attached hereto.
     ---------

     5.  Consent.  The Lender hereby consents to the Borrowers' execution and
         -------
delivery (and the borrowing of funds thereunder) of that certain Credit Agreement dated as of April 17, 2000 entered into by the Borrowers and AmSouth Bank, Bank of America, N.A. and Fleet National Bank, as Lenders and AmSouth Bank, as Agent for the Lenders, without which consent the Borrowers would be in violation of Section 7.7(10) of the Credit Agreement.

     6.  Loan Documents to Remain in Effect.  Except expressly amended herein,
         ----------------------------------
the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms.

     7.  No Novation, etc.  Nothing contained in this Amendment shall be deemed
         ----------------
to constitute a novation of the terms of the Loan Documents, nor impair any Liens granted to the Lender thereunder, nor release any person from liability for any of the Credit Obligations, nor affect any of the rights, powers or remedies of the Lender under the Loan Documents, nor constitute a waiver of any provision thereof.

     8.  Governing Law, Successors and Assigns, etc.  This Amendment shall be
         -------------------------------------------
governed by and construed in accordance with the laws of the State of Alabama and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     9.  Headings.  The descriptive headings of the sections of this Amendment
         --------
are for convenient reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

     10.  Entire Agreement.  This Amendment constitutes the entire understanding
          ----------------
to date of the parties hereto regarding the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements of the parties thereto with respect to the subject matter hereof.

     11.  Severability.  If any provision of this Amendment shall be invalid,
          ------------
illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     12.  Counterparts.  This Amendment may be executed in any number of
          ------------
counterparts, each of which so executed shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument.

     13.  No Waiver.  Nothing contained in this Amendment shall be construed as
          ---------
a waiver or acknowledgment of, or consent to any breach of or Event of Default under the Credit Agreement or the other Loan Documents.

                                       3
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     14.  Effect of this Amendment.  This Amendment amends and supplements the
          ------------------------
Credit Agreement and shall be construed as if it is a part thereof for all purposes. Any representation or warranty contained herein that is determined by the Lender to have been misleading or untrue in any material respect at the time made shall constitute an Event of Default under the Credit Agreement and the other Loan Documents in accordance with Section 8.1 of the Credit Agreement as if such representation or warranty had been contained in the Credit Agreement, and any default by the Borrowers in the performance or observance of any provision of this Amendment that continues unremedied after the grace period described in Section 8.1 of the Credit Agreement shall constitute an Event of Default under that section as if such provision had been contained in the Credit Agreement.


                   [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

                                       4
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     IN WITNESS WHEREOF, the Borrowers and the Lender have caused this Amendment to be executed and delivered by their duly authorized representatives on the date set forth above.


                                    HIBBETT SPORTING GOODS, INC., a Delaware corporation

                                    By: /s/ Susan H. Fitzgibbon
                                       ----------------------------
                                        Its Vice President & CFO
                                            -----------------------


                                    HIBBETT TEAM SALES, INC., an Alabama
                                    corporation


                                    By: /s/ Susan H. Fitzgibbon
                                        ---------------------------
                                        Its Vice President & CFO
                                            -----------------------

                                    SPORTS WHOLESALE, INC., an Alabama
                                    corporation


                                    By: /s/ Susan H. Fitzgibbon
                                        ---------------------------
                                        Its Vice President & CFO
                                            -----------------------


                                    AMSOUTH BANK, an Alabama banking corporation

                                    By /s/ David A. Simmons
                                       ----------------------------
                                        Its Senior Vice President
                                            -----------------------

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                               REVISED EXHIBIT G
                               -----------------

                             LIST OF SHAREHOLDERS
                             --------------------


          The SK Equity Fund, L.P.
          SK Investment Fund, L.P.
          Allan Karp
          John F. Megrue
          Thomas A. Saunders
          Saunders, Karp & Megrue Partners, L.L.C.
          SKM Partners, L.P.